UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2020

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
Preferred Stock Purchase Rights	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2020, Fluor Corporation (the “Corporation”) entered into Amendment No. 4 with the lenders under its (i) $1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016 and (ii) $1,700,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016 (each, a “Current Facility,” and such amendments to each of the Current Facilities, the “Amendments”). The Amendments extend the deadline by which the Corporation is required to deliver to the lenders its unaudited financial statements for the first, second and third quarters of 2020 to no later than October 31, 2020, November 30, 2020 and December 31, 2020, respectively. In connection with the amendments, the Corporation paid customary fees to the lenders consenting to the Amendments. As of September 17, 2020, the Corporation has no amounts drawn on the revolving loans under the Current Facilities.

The foregoing description of the amendments made to the Current Facilities through the execution of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendments, copies of which are filed as exhibits to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On September 17, 2020, the New York Stock Exchange (the “NYSE”) granted the Corporation an extension to January 15, 2021 to file its delayed periodic reports with the Securities and Exchange Commission to regain compliance with NYSE Listing Standards.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description
10.1	Amendment No. 4, dated as of September 17, 2020, to $1,800,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016.
10.2	Amendment No. 4, dated as of September 17, 2020, to $1,700,000,000 Amended and Restated Revolving Loan and Letter of Credit Facility Agreement dated as of February 25, 2016.
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2020	FLUOR CORPORATION

	By:	/s/John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary